UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
August 10, 2005
VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	No. 001-11954 (Commission File Number)	No. 22-1657560 (IRS Employer Identification No.)

888 Seventh Avenue New York, New York (Address of Principal Executive offices)	10019 (Zip Code)
Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-99.1: PRESS RELEASE

Item 8.01 Other Events.
Public Offering of 9,000,000 Common Shares of Beneficial Interest by Vornado Realty Trust
On August 10, 2005, Vornado Realty Trust (the “Company”) issued and sold 9,000,000 of its common shares of beneficial interest, par value $0.04 per share, at $86.75 per share in an underwritten public offering pursuant to an effective registration statement. The Company has granted to Citigroup Global Markets Inc., the underwriter of the public offering, an option for 30 days from August 4, 2005 to purchase up to an additional 1,350,000 common shares to cover over-allotments. A copy of the underwriting agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The press release issued in connection with this underwritten transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
1.1	Underwriting Agreement, dated August 4, 2005, among Vornado Realty Trust, Vornado Realty L.P. and Citigroup Global Markets Inc.

99.1	Press Release, dated August 4, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST (Registrant)
By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: August 10, 2005

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EXHIBIT INDEX
1.1	Underwriting Agreement, dated August 4, 2005, among Vornado Realty Trust, Vornado Realty L.P. and Citigroup Global Markets Inc.

99.1	Press Release, dated August 4, 2005

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